                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported): March 20, 2001


                        WFS Financial 2000-A Owner Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        California                    333-95233                33-0149603
----------------------------         ------------          --------------------
(State or other jurisdiction         (Commission              (IRS employer
     of incorporation)               file number)           identification no.)


WFS Financial Auto Loans, Inc. (as Co-Originator)
6655 West Sahara Avenue
Las Vegas, Nevada                                                 89146
--------------------------------------------------              -----------
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code: (702) 227-8117

WFS Receivables Corporation (as Co-Originator)
6655 West Sahara Avenue
Las Vegas, Nevada                                                  89146
----------------------------------------------                  -----------
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code: (702) 227-8117

ITEM 5. OTHER EVENTS

On March 6, 2000, the Commission declared effective a Registration Statement on Form S-3 (File No. 333-95233) under the Securities Act of 1933, as amended (the "Securities Act"), providing for the issuance by the Co-Originators of several series of asset-backed securities through a series of trusts to be originated by the Co-Originators. The WFS Financial 2000-A Owner Trust (the "Trust") was the first of those trusts to be so originated and the Trust issued the following securities pursuant to a prospectus dated as of March 8, 2000 consisting of a prospectus supplement and base prospectus (the "Prospectus"):

          $216,000,000 of 6.284% Auto Receivable Backed Notes, Class A-1, $340,000,000 of 6.915% Auto Receivable Backed Notes, Class A-2, $365,000,000 of 7.22% Auto Receivable Backed Notes, Class A-3, and $279,000,000 of 7.41% Auto Receivable Backed Notes, Class A-4.

The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (the "Notes") were issued by the Trust on March 15, 2000. Notes are secured by the assets of the Trust. The Notes were issued in fully-registered form in denominations of $1,000 and integral multiples thereof. As more fully described in the Prospectus, the assets of the Trust will include (i) a pool of retail installment contracts secured by liens on new and used automobiles and light trucks ("Contracts"), (ii) a financial guaranty insurance policy issued by Financial Security Assurance Inc. (the "In surer"), and (iii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom.

Pursuant to the Sale and Servicing Agreement ("Agreement") entered into by and among the Trust, WFS Financial Inc (the "Master Servicer") and the Co-Originators of the Trust, the Indenture Trustee will deliver to each Noteholder with respect to each quarterly distribution to holders of the Notes a statement (the "Statement to Securityholders") setting forth certain current information required by the Agreement. In addition, and also as required by the Agreement, the Master Servicer is required to provide to both the Indenture Trustee and the Owner Trustee a report regarding the assets of the Trust and the proceeds received by it therefrom as to the quarterly reporting period preceding each Distribution Date (the "Distribution Date Statement"). Copies of the Statement to Securityholders and the Distribution Date Statement with respect to the March 20, 2001 Distribution Date is filed herewith as Exhibits
20.1 and 20.2, respectively, and are incorporated herein by this reference. Pursuant to the Agreement, proceeds of the Contracts in the amount of $115,104,032.00 were invested by the Indenture Trustee during the Due Period with respect to the current Distribution Date in the Reinvestment Contract entered into among Western Financial Bank, WFS Financial Auto Loans 2, Inc. and the Indenture Trustee (the "RIC"), and $115,104,032.00 was distributed from the RIC to the Indenture Trustee for distribution to the holders of the Notes and as otherwise required by the Indenture and Sale and Servicing Agreement applicable to the Trust on the current Distribution Date.

No matters occurred within the period as to which this Current Report on Form 8-K relates that would be reportable under Items 1 through 5 of Part II of Form 10-Q.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               WFS FINANCIAL 2000-A OWNER TRUST

                               By: WFS Financial Inc
                                   as Master Servicer

Date: March 20, 2001           /s/ MARK OLSON
                               ------------------------------------------------
                               Mark Olson, Senior Vice President and Controller

                                INDEX TO EXHIBITS


Exhibit No.                    Description                                               Page
-----------                    -----------                                               ----


   20.1             Statement to Securityholders as to the                                ____
                    March 20, 2001 Distribution Date

   20.2             Distribution Date Statement dated as of February 28,                  ____
                    2001 for the March 20, 2001 Distribution Date

   20.3             Consolidated financial statements of Financial Security               ____
                    Assurance Inc. and Subsidiaries as of December 31, 1999 and
                    1998, and for each of the three years in the period ended
                    December 31, 1999 (Incorporate by reference from the Annual
                    Report on Form 10-K of Financial Security Assurance
                    Holdings Inc. for the year ended December 31, 1999 (file #
                    1-12644) as filed on or about March 24, 2000)

   20.4             Condensed consolidated financial statements of Financial              ____
                    Security Assurance Inc. for the three month period ended
                    March 31, 2000 (Incorporated by reference from the Quarterly
                    Report on Form 10-Q of Financial Security Assurance
                    Holdings Inc. for the quarter ended March 31, 2000 (file #
                    1-12644) as filed on or about May 12, 2000).

   20.5             Condensed consolidated financial statements of Financial              ____
                    Security Assurance Inc. for the six month period ended June
                    30, 2000 (Incorporated by reference from the Quarterly
                    Report on Form 10-Q of Financial Security Assurance
                    Holdings Inc. for the quarter ended June 30, 2000 (file #
                    1-12644) as filed on or about August 14, 2000).

   20.6             Condensed consolidated financial statements of Financial              ____
                    Security Assurance Inc. for the nine month period ended
                    September 30, 2000 (Incorporated by reference from the
                    Quarterly Report on Form 10-Q of Financial Security
                    Assurance Holdings Inc. for the quarter ended September 30,
                    2000 (file # 1-12644) as filed on or about November 13,
                    2000).
